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                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a)
           OF THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                       REAL ESTATE ASSOCIATES LIMITED III
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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     (2)  Aggregate number of securities to which transaction applies:

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     (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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[ ]  Fee paid previously with preliminary materials.

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     previously paid. Identify the previous filing by registration statement
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                       REAL ESTATE ASSOCIATES LIMITED III
                            9090 WILSHIRE BOULEVARD
                        BEVERLY HILLS, CALIFORNIA 90211

                                     URGENT

                                                                 August 22, 2001

Dear Limited Partners:

     On July 31, 2001, Bond Purchase, L.L.C. amended its solicitation materials -- for the eighth time -- and has EXTENDED THE SOLICITATION TO SEPTEMBER 14, 2001. Just a mere twelve days earlier, on July 19, 2001, it told you that, "Notwithstanding any UNFORESEEN EXTRAORDINARY reasons to extend this solicitation, our intention is to end this solicitation on July 31, 2001." What were these "unforeseen and extraordinary reasons" that caused Bond Purchase not to do what it promised you, and caused it not to do what we all want -- to end this solicitation?

     - BOND PURCHASE CANNOT DESCRIBE THE "NUMEROUS QUESTIONABLE
       TRANSACTIONS." On August 2, 2001, Bond Purchase told you that it had uncovered "numerous questionable transactions in the Partnership's books
       and records [which] were serious enough to require [   ] an extended
       solicitation." As the Managing General Partner of the Partnership, we strive at all times to address any concerns raised by the limited partners. In this regard, we sent a letter to Bond Purchase on August 8th requesting that Bond Purchase identify the specific transactions and circumstances that it referred to as "questionable" and "serious." We also requested that Bond Purchase respond by August 15th. AS OF AUGUST 21ST, BOND PURCHASE HAD NOT RESPONDED.

     - BOND PURCHASE EXTENDED THE SOLICITATION BECAUSE THE PARTNERSHIP'S RECORDS ARE IN REVERSE CHRONOLOGICAL ORDER, BUT IT HAS BEEN IN RECEIPT OF THE DOCUMENTS SINCE ON OR ABOUT JULY 9, 2001. Bond Purchase was in receipt of the Partnership's records on July 19, 2001 when it promised you that it would end this solicitation on July 31, 2001. It knew then how many boxes the records were contained in and that they were ordered in such a way that the most recent documents were on top. So why then did it tell you on July 19th that it would end the solicitation on July 31st -- when it was already in receipt of the Partnership's records, then decide twelve days later to extend the solicitation because it needed to review the Partnership's records? Did Bond Purchase have that much trouble understanding simple chronology?

     Ask yourself, if Bond Purchase cannot keep its promise to you to end this solicitation, how can you trust it to keep any of its other promises? Do not put your investment at risk by entrusting it with this "vulture fund." PLEASE ACT TODAY TO PROTECT THE VALUE OF YOUR INVESTMENT -- DO NOT SIGN ANY BLUE CONSENT CARD OR OTHER MATERIALS YOU MAY RECEIVE FROM BOND PURCHASE. INSTEAD, PLEASE SIGN, DATE AND PROMPTLY MAIL YOUR WHITE REVOCATION OF CONSENT CARD. The deadline to fax in your WHITE consent revocation card is FRIDAY, SEPTEMBER 14, 2001.
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                         LAWSUIT AGAINST BOND PURCHASE

     Bond Purchase told you that it chose not to give you important information about a lawsuit filed by us on June 19, 2001, against Mr. Johnson and entities with which he is affiliated. It told you that it felt the lawsuit was "not worthy of discussion." We believe a candidate for managing general partner should not hide important facts about a related lawsuit from its fellow limited partners. Wouldn't the better policy be one of full disclosure and to allow the limited partners to decide for themselves if the lawsuit is "worthy of discussion?" DO NOT BE MISLED BY BOND PURCHASE'S DESCRIPTION OF THE LAWSUIT.

     To ensure that your General Partners are not removed, PLEASE FAX AND MAIL YOUR WHITE CONSENT REVOCATION CARD TODAY if you have not already done so to:

                           ACS Security Services Inc.
                          3988 No. Central Expressway
                              Bldg. 5, Sixth Floor
                                Dallas, TX 75204
                              Fax: (214) 887-7198
                              Attn: Shari Eastwood

For your convenience, we have enclosed another consent revocation card for your use.

     THIS INFORMATION WAS FURNISHED ON BEHALF OF REAL ESTATE ASSOCIATES LIMITED III BY ITS GENERAL PARTNERS AND IS BEING MAILED TO LIMITED PARTNERS ON OR ABOUT AUGUST 22, 2001. IMPORTANT INFORMATION ABOUT THE PARTNERSHIP'S CONSENT REVOCATION SOLICITATION ARE CONTAINED IN THE DEFINITIVE CONSENT REVOCATION MATERIALS WHICH HAVE ALREADY BEEN SENT TO YOU. YOU MAY OBTAIN A COPY OF THE PARTNERSHIP'S CONSENT REVOCATION MATERIALS FILED ON FORM DEFC14A FREE OF CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION'S WEB SITE AT HTTP://WWW.SEC.GOV. THE PARTNERSHIP WILL ALSO PROVIDE YOU WITH A COPY OF ITS MATERIALS WITHOUT CHARGE. YOU MAY ALSO VIEW PARTNERSHIP INFORMATION ON THE PARTNERSHIP'S WEB SITE AT HTTP://WWW.NAPICO.COM. THE CONTENTS OF THE PARTNERSHIP'S WEB SITE ARE NOT DEEMED TO BE A PART OF THE CONSENT REVOCATION MATERIALS. FOR ADDITIONAL INFORMATION ABOUT THIS CONSENT REVOCATION SOLICITATION, PLEASE CONTACT D.F. KING AT THE TOLL-FREE NUMBER PROVIDED BELOW.
                            ------------------------

     IF YOU HAVE ANY QUESTIONS OR NEED ASSISTANCE, PLEASE CALL D.F. KING & CO., INC., WHICH IS ASSISTING US IN THIS MATTER, AT 1-800-269-6427.

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                            CONSENT REVOCATION CARD

                       REAL ESTATE ASSOCIATES LIMITED III

       THIS REVOCATION OF CONSENT IS SOLICITED BY REAL ESTATE ASSOCIATES LIMITED III IN OPPOSITION TO THE SOLICITATION BY BOND PURCHASE, LLC.

     The undersigned, a limited partner of Real Estate Associates Limited III (the "Partnership"), acting with respect to all of the limited partnership interests held by the undersigned, hereby revokes any and all consents that the undersigned may have given with respect to each of the following proposals:

              THE GENERAL PARTNERS OF THE PARTNERSHIP UNANIMOUSLY
             RECOMMEND THAT YOU "REVOKE CONSENT" FOR ITEMS 1 AND 2.

1. Removal of General Partners

               [ ] REVOKE CONSENT       [ ] DO NOT REVOKE CONSENT

2. Continuation of the Partnership and election of new general partner, New G.P.

               [ ] REVOKE CONSENT       [ ] DO NOT REVOKE CONSENT

     IF NO DIRECTION IS MADE, THIS CONSENT REVOCATION CARD WILL BE DEEMED TO REVOKE ALL PREVIOUSLY EXECUTED CONSENTS WITH RESPECT TO ANY OR ALL OF THE PROPOSALS SET FORTH HEREIN.

         PLEASE SIGN, DATE, FAX TO (214) 887-7198 ATTN: SHARI EASTWOOD
                  AND MAIL THIS CONSENT REVOCATION CARD TODAY.

     Please sign your name below. If your interests are held jointly, each limited partner should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or authorized officer. If a partnership, please sign in partnership name by authorized person.

                                          Dated: -------------------------, 2001

                                          --------------------------------------
                                          Name:



                                          --------------------------------------
                                          Title:



                                          --------------------------------------
                                          Name (if held jointly):
                                          Title:

                                          PLEASE SIGN, DATE AND RETURN THIS
                                          CONSENT REVOCATION PROMPTLY. IF YOU
                                          HAVE ANY QUESTIONS OR NEED ASSISTANCE,
                                          PLEASE CALL D.F. KING & CO., INC.
                                          TOLL-FREE AT 1-800-269-6427.